UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 6, 2005
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                Date of Report (Date of earliest event reported):


                               PROCORE GROUP, INC.

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               (Exact name of registrant as specified in charter)


         California                    000-25416              33-0563989
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)


                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
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                    (Address of principal executive offices)

                                 (561) 860-8511
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               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


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[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     REMOVAL OF DIRECTOR

     On June 6, 2005, a majority of the shareholders of ProCore Group, Inc., a California corporation ("PCRG"), entitled to vote in the election of members of PCRG's board of directors voted, through a Majority Written Consent of the Stockholders of ProCore Group, Inc., to remove Mr. Curtis Pree from the PCRG board of directors. On June 8, 2005, a majority of the shareholders of ProCore Group, Inc., a California corporation ("PCRG"), entitled to vote in the election of members of PCRG's board of directors voted, through a Majority Written Consent of the Stockholders of ProCore Group, Inc., to remove Mr. George Csatary from the PCRG board of directors.

     A shareholder vote by consent in lieu of a meeting of shareholders is authorized by Section 603(a) of the California Corporations Code and, pursuant to Section 303(a)(3) of the California Corporations Code (the "CCC"):

               A director of a corporation whose board of directors is classified pursuant to Section 301.5 may not be removed if the votes cast against the removal of the director, or not consenting in writing to the removal, would be sufficient to elect the director if voted cumulatively (without regard to whether shares may otherwise be voted cumulatively) at an election at which the same total number of votes were cast (or, if the action is taken by written consent, all shares entitled to vote were voted) and either the number of directors elected at the most recent annual meeting of shareholders, or if greater, the number of directors for whom removal is being sought, were then being elected.

     As of June 8, 2005, PCRG had 294,729,408 shares of common stock outstanding, each of which is entitled to one vote for each in the election of directors. Pursuant to the By Laws of the corporation, no more than two directors is elected at any time and two directors are presently being removed by written consent. Shareholders holding 200,472,807 shares of PCRG common stock entitled to vote for the election of directors voted through the Majority Written Consent of the Stockholders of ProCore Group, Inc. to remove Mr. Pree and Mr. Csatary from the PCRG board of directors. The 200,472,807 shares of common voting to remove Mr. Pree and Mr. Csatary equaled 68.02% of the outstanding PCRG common stock entitled to vote on the election and removal of directors. Therefore, the shares of PCRG common stock voted through the Majority Written Consent of the Stockholders of Procoregroup, Inc. to remove Mr. Pree and Csatary from the PCRG board of directors exceeded the majority vote required for such action by the CCC. Such removals were effective on June 5, 2005 and June 8, 2005, the


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date of execution of the Majority Written Consent of the Stockholders of ProCore
Group,  Inc.

     The shareholders who voted for the removal of Mr. Pree and Mr. Csatary from the PCRG board of directors did not do so for "cause", but determined that such removal was advisable and in the best interests of PCRG and its shareholders.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 9, 2005                         PROCORE GROUP INC.


                                            ----------------------------
                                            Kamal Abdallah, President
                                            Principal Executive Officer